UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trestle Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 16, 2005

TO THE STOCKHOLDERS OF TRESTLE HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Trestle Holdings, Inc. (the “Company”) will be held on Thursday, June 16, 2005 at 2:00 p.m., local time, at 11835 West Olympic Boulevard, Suite 550, Los Angeles, CA 90064 for the following purposes:

1.             To elect seven directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal;

2.             To approve the Amended and Restated 2003 Stock Incentive Plan, as amended, which, among other matters, increases the number of shares issuable under the Plan by 1,000,000 shares to 1,750,000 shares;

3.             The ratification of the Audit Committee’s selection of Singer, Lewak, Greenbaum & Goldstein, LLP as the independent registered accounting firm for 2005;

4.             The transaction of such other business as my properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 28, 2005 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

All stockholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

/S/BARRY HALL
Secretary

Los Angeles, California

April 29, 2005

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.  IF A QUORUM IS NOT REACHED, THE COMPANY MAY HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

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TRESTLE HOLDINGS, INC.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 16, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the Board of Directors of Trestle Holdings, Inc. (the “Company”), a Delaware corporation.  The Proxy will be used at the Annual Meeting of Stockholders to be held on Thursday, June 16, 2005 at 2:00 p.m., local time, or at any postponement or adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting will be held at the 11835 West Olympic Boulevard, Suite 550, Los Angeles, CA 90064.  The telephone number at that location is (310) 444-4100.

The Company’s principal executive offices are located at 199 Technology Drive, Suite 105, Irvine, CA 92618.

Solicitation

These proxy solicitation materials, including the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (but not exhibits), will be mailed on or about May 9, 2005 to all stockholders entitled to vote at the Annual Meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s Common Stock. Officers, directors and regular employees of the Company may conduct further solicitation personally, telephonically or by facsimile, without receiving additional compensation for assisting with the solicitation.

The Company will provide a copy of the Exhibits to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, upon written request. The request should be sent to Barry Hall, Chief Financial Officer, Trestle Holdings, Inc., 11835 West Olympic Boulevard, Suite 550, Los Angeles, CA 90064 (telephone number: (310)  444-4100).

Revocability of Proxies

A proxy may be revoked by the person giving it at any time before its use by submitting to the Secretary of the Company a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a proxy from the broker, bank or other nominee authorizing him or her to vote the shares.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Voting

Each share of Trestle common stock outstanding on the record date is entitled to one vote per share on all matters.  In accordance with the provisions of California law, until the Company is a “listed corporation” stockholders have the right to cumulate votes in connection with the election of directors.  Each stockholder complying with the conditions set forth below may cumulate votes and give one candidate a number of votes equal to the number of votes to which such stockholder’s shares are entitled multiplied by the number of directors to be elected.  The stockholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. Under California law, no stockholder will be entitled to cumulate votes for a candidate unless that candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Annual Meeting prior to the voting of an intention to cumulate votes. In such event, the proxy holder may allocate among the Board of Directors’ nominees the votes represented by proxies in the proxy holder’s sole discretion.  With respect to the election of directors, the seven directors receiving the highest number of votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and voting on the election of directors will be elected.

The Inspector of Elections will tabulate the votes cast in person or by proxy at the Annual Meeting.  The affirmative vote of a majority of the votes cast at a duly held meeting at which a quorum is present and voting is required for approval of proposals presented to stockholders other than the election of directors. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will not be considered as votes present with respect to that matter so will have no effect on the outcome of that vote. Abstentions will not be counted in the tabulation of the voting results with respect to the election of directors but will have the effect of a negative vote on the other proposals.

Quorum

A majority of the outstanding shares on the record date, represented either in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. The Inspector of Elections will determine whether or not a quorum is present. The Inspector of Elections will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Board Recommendations

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as applicable, for the election of the Board’s nominees for directors, for the approval of the Amended and Restated 2003 Stock Incentive Plan, as amended, for the ratification of Singer, Lewak, Greenbaum & Goldstein, LLP, and as the proxy holders deem advisable on other matters that may come before the meeting.

Record Date and Share Ownership

Only stockholders of record at the close of business on April 28, 2005 are entitled to notice of and to vote at the Annual Meeting. As of the record date, 8,257,214 shares of the Company’s Common Stock were issued and outstanding, and there were 105 stockholders of record.

Deadline for Receipt of Stockholder Proposals

Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by an eligible stockholder who has delivered written notice to the Company’s Corporate Secretary not less than 120 days prior to the date that the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders.  With respect to the Company’s 2006 Annual Meeting of Stockholders, written proposals by stockholders of the Company must be received by the Company no later than December 31, 2005 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. If the date of the Company’s 2005 Annual Meeting of Stockholders is changed by more than 30 calendar days from the date contemplated, notice by the stockholder must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our bylaws allow our board to fix the number of directors from time to time between five and nine.  The size of the Board of Directors is currently set at seven members.

The Board has nominated the seven people named below to serve as directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until such directors’ earlier resignation or removal. All of the nominees are currently directors of the Company. If any nominee, for any reason, is unable to, or will not, serve as a director, the proxies may be voted for and will serve in the same class as designated above such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or will not serve as a director.

Directors

The names of the nominees, and certain information about them as of March 31, 2005, are set forth below:

			Director
Name of Nominee	Age	Position(s) with Trestle	Since
Michael Becich	49	Director	2005
William D. Dallas	49	Director	2001
Michael S. Doherty	51	Chairman of the Board	1997
Allon Guez	52	Director	2004
Crosby Haffner	32	Director	2004
Michael S. Hope	62	Director	2003
Maurizio Vecchione	43	Chief Executive Officer and Director	2004

MICHAEL BECICH was appointed as a Director of the Company in March 2005.  Dr. Becich is a practicing surgical pathologist with sixteen years of experience.  He is Professor of Pathology and Information Sciences and Telecommunications and serves as the Director of the Center for Pathology Informatics and Vice-Chairman of Pathology Informatics at the University of Pittsburgh Medical Center- Shadyside Hospital/Hillman Cancer Center.  Since 2001 he has also served as Director of the UPCI’s Benedum Oncology Informatics Program. In 1996 Dr. Becich’s team launched a conference, Advancing Practice, Instruction and Innovation through Informatics, an annual conference that is in its 10th year.  In close cooperation with Bruce Friedman, MD, in 2000 he co-founded the Association for Pathology Informatics and is the immediate past-president. Dr. Becich holds an MD and a PhD in Experimental Pathology form Northwestern University.  He is a member of 14 professional societies and has contributed to over 100 papers and has several on-line presentations addressing both Pathology and Oncology.

WILLIAM D. DALLAS was appointed as a Director of the Company in March 2001.  Mr. Dallas also served as a Director of the Company from May 2000 through December 2000.  Mr. Dallas is currently the Chairman of the Board of Dallas Capital Management, a diverse private equity, advisory firm that he founded in 1999.  Mr. Dallas is also currently the Chairman and Chief Executive Officer of the following companies:  Sysdome Corporation, MindBox, LLC and Diversified Capital, and was a director of Castle & Cooke from 2000 to 2002.  Mr. Dallas was the founder of First Franklin and served as its Chairman from 1981 to 1999.  First Franklin was purchased in 1999 by National City Corporation.

MICHAEL S. DOHERTY has been a Director of the Company since December 1997 and Chairman of the Board since May 2003.  Since November 1999, Mr. Doherty has been President of Doherty & Company, LLC, a firm specializing in venture capital and private equity funding for development stage companies. From February 1999 to October 1999, Mr. Doherty served as Senior Managing Director of Spencer Trask Securities Incorporated. Mr. Doherty served as Managing Director and Director of Private Equity at Cruttenden Roth Incorporated from October 1996 to February 1999. From 1992 to October 1996, he served as Vice President of Arnhold and S. Bleichroeder, Inc., a New York-based investment banking, brokerage and asset management firm.  Mr. Doherty was a director of Zyan Communications, Inc. from July 1999 to December 2000, and Chairman of the Board of Directors from July 1999 to March 2000; Zyan filed for Chapter 11 bankruptcy proceedings in December 2000.  Mr. Doherty was also a non-executive director of ACLN, Ltd. from January 1999 to March 2002.  ACLN was a foreign private issuer whose shares were suspended from the New York Stock Exchange following an order from the SEC and a subsequent enforcement action against ACLN and three of its officers.

ALLON GUEZ, PhD has been a Director of the Company since September 2004.   Dr. Guez is a Professor of Electrical, Computer and Biomedical Engineering at Drexel University, a position he has held since 1984.  At Drexel he is also the Director of the Robotics and Automation Lab.

CROSBY HAFFNER has been a Director of the Company since July 2004.  Since November 2003, Mr. Haffner has been a Managing Director of Doherty & Company.  From November 2003 to July 2004 he served as  Interim President of the Company, and was a consultant to the Company from June 2003 through November 2003.  From December 2001 to October 2003, Mr. Haffner was a consultant to technology companies.  Prior to these engagements, Mr. Haffner was the President and Chief Operating Officer at Zyan Communications, Inc. from 1995 to November 2000, and its Chairman and Chief Executive Officer from December 2000 to December 2001.  Zyan filed for Chapter 11 bankruptcy proceedings in December 2000.

MICHAEL S. HOPE has been a Director of the Company since November 2003 and is Chairman of our Audit Committee.  Mr. Hope has acted as a financial consultant to various companies since 1997, including acting as the Interim Chief Financial Officer and Corporate Secretary of the Company from March 1998 to April 1999.  Prior to his various financial consulting assignments, Mr. Hope served as Executive Vice President of Metro-Goldwyn-Mayer Inc. from 1993 to 1997. Prior to joining MGM, Mr. Hope was Executive Vice President, Planning and Operations and Chief Financial Officer for Paramount Communications Inc.  Mr. Hope was previously a member of the Board of Directors of Zyan Communications, which filed for Chapter 11 bankruptcy proceedings in December 2000.

MAURIZIO VECCHIONE was appointed Chief Executive Officer in July 2004.  From April 2003 to July 2004 he was Chief Executive Officer of Microwave Photonics, Inc., a development stage company focusing on technologies in switched distribution and Radio-over-Fiber transmission of wireless signals. From May 2000 he has served as Chairman and Managing Director of Synthetica Holdings LLC, a management consulting firm focusing on high growth, early stage technology companies including Microwave Photonics, Inc.  From July 2000 to May 2001 he was Chief Executive Officer of Styleclick, Inc. a provider of imaging and electronic commerce (e-commerce) technologies and services, and a subsidiary of Interactive Corporation.  From October 1988 until July 2000 he was President and Co-Chief Executive Officer of Styleclick.com Inc., one of Styleclick, Inc.’s predecessors.

Board of Directors’ Meetings and Committees

The Board of Directors met eight times during 2004.  The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee.  The Board does not have a Nominating Committee or any other standing committees and nominations to the Board of Directors are handled as discussed below.  Each incumbent director attended at least 75% of the meetings of the Board and meetings of the Committees of the Board on which he served during the fiscal year 2004.  The Company did not hold an annual meeting of its stockholders in 2004.

Audit Committee.  The Audit Committee is currently comprised of two members: Michael Hope (Chairman) and William Dallas.  Currently, Mr. Hope and Mr. Dallas are both independent as defined by the listing standard of NASDAQ as now in effect.  The Board has identified Mr. Hope as a financial expert within the meaning of applicable regulatory standards.

The Audit Committee pre-approves the performance of audit and non-audit services by the Company’s accountants and reviews the Company’s internal control systems, financial reporting procedures, the general scope of the Company’s annual audit, the fees charged by the independent accountants, and the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company. With respect to the foregoing, the Audit Committee makes recommendations to the full Board and performs such further functions as may be required or delegated to the Committee by the Board of Directors.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Definitive Proxy Statement..  During 2004, the Audit Committee held four meetings independent of the entire Board of Directors.

Compensation Committee.  The Compensation Committee is comprised of two members: William Dallas (Chairman) and Michael Hope.  The Compensation Committee reviews and approves compensation and benefits for the Company’s key executive officers, administers the Company’s stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.  During fiscal year 2004, the Compensation Committee held one meeting independent of the entire Board of Directors.

Executive Committee.  The Executive Committee was formed in July 2004.  The Executive Committee is comprised of three members: Crosby Haffner (Chairman), Michael Doherty and Maurizio Vecchione.  The Executive Committee assist the Boar in evaluating the strategic direction of the Company, reviews potential acquisitions by the Company and makes recommendations accordingly, directs the Company’s management succession planning and oversees the general corporate and organization development of the Company.  During fiscal year 2004, the Executive Committee held three meetings independent of the entire Board of Directors.

Nominations.  Due to the small size of the company and the small size of the Board of Directors, the Company does not have a nominating committee. The Board currently considers candidates for Board membership suggested by its members. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary in writing with whatever supporting material the stockholder considers appropriate. The Board will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s bylaws relating to stockholder nominations.

Compensation of Directors

During 2004, non-employee directors of the Company received cash compensation for their services, along with reimbursement for their reasonable expenses in attending meetings of the Board of Directors or any meetings of a Committee of the Board of Directors.  Each non-employee director received the following fees:

                Directors of the Company who are neither employees of the Company nor of the Company’s affiliates receive $20,000 in cash each year for serving on the Board paid at the beginning of each quarter. Additionally, each Director receives 10,000 options at the beginning of each year. Committee chairpersons receive 10,000 options granted at the inception of such member’s tenure and at the beginning of each year served. Committee members receive 5,000 options granted at the inception of such member’s tenure and at the beginning of each year served. New Directors also receive a one-time option grant of 30,000 on the date of appointment.  The exercise price of such stock option grants is set at market at the time of the grant and vest 25% at the end of each quarter.

Directors who are employees of the Company do not receive additional compensation for their services as directors.  During 2004, Mr. Vecchione was the only employee who served as a director.

Communications with the Board

Stockholders who wish to communicate with a member or members of the Board of Directors, or the non-employee directors as a group, may do so by addressing their correspondence to the Board member or members, c/o Trestle’s Corporate Secretary at the principal executive office of the Company, with a request to forward the same to the intended recipient.  In general, all stockholder communications delivered to Trestle’s Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions.

Required Vote

The seven nominees receiving the highest number of affirmative votes of shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

APPROVAL OF AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN, AS AMENDED

The Company originally adopted the 2003 Stock Incentive Plan, as amended, (the “2003 Plan”), in August 2003 to provide stock incentives for employees, directors and others.  The 2003 Plan authorized the issuance of up to 750,000 shares of the Company’s Common Stock.  The purposes of the 2003 Plan are to attract and retain persons of ability to provide services to the Company and to motivate these people to exert their best efforts for the Company.

On January 28, 2005, the Board approved an amendment to the Plan to increase the maximum number of shares of the Company’s Common Stock that may be issued under the plan from 750,000 to 1,750,000 shares.  The Board directed these amendments be submitted to the shareholders for approval. , The Company has granted options to acquire 750,000 shares of Common Stock, of which no options to purchase shares have been exercised and as such options to purchase 750,000 shares remain outstanding.  Accordingly, no shares remain available to be issued under the 2003 Plan.  While grants under the 2003 Plan are discretionary, the Board feels it is an important part of the Company’s attraction and retention policy to be able to offer stock options to new and current employees.

The following summarizes the principal terms of the plan.  Because the preceding summary is not a complete description of all of the terms and conditions of the plan, the summary is qualified in its entirety by the full text of the plan, which is set forth in Annex A to this proxy statement.

New Plan Benefits

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

Name and Position	Dollar Value ($) (1)	Number of Units (2)

Michael S. Doherty, Chairman of the Board	$0	0
Maurizio Vecchione, Chief Executive Officer and Director	$0	0
Barry Hall, President and Chief Financial Officer	$0	0
Executive Group	$0	0
Non-Executive Director Group	$0	0
Non-Executive Officer Employee Group	$0	0

(1)	The dollar value of the options to be granted under the plan cannot be determined because it is based on the fair market value of our stock on the date of grant and the future value of our stock.

(2)

The number of options employees and directors of the Company will be eligible to receive cannot be determined because it is in the discretion of the Compensation Committee of the Board and merely increases the number of shares which may be issued under the 2003 Plan.

The plan cannot be amended, other than by a vote of stockholders, to increase the cost to the Company or to alter the allocation of the benefits as between the persons and groups included in the chart above.

EQUITY COMPENSATION PLANS

The following table sets forth certain information regarding the Company’s equity compensation plans as of April 15, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	862,583	$2.26	962,417
Equity compensation plans not approved by security holders	4,743,156	6.89	0
Total	5,605,739	$6.18	962,417

                Our current employee stock incentive plans (the “Plans”) provide for the grant of non-statutory or incentive stock options to the Company’s employees, officers, directors or consultants.

                The Compensation Committee of our board of directors administers the Plans, selects the individuals to whom options will be granted, determines the number of options to be granted, and the term and exercise price of each option. Stock options granted pursuant to the terms of the Plans generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a stockholder who owns 10% or more of our common stock). The term of the options granted under the Plans cannot be greater than 10 years; 5 years for a stockholder who owns 10% or more of our common stock. Options vest at varying rates generally over five years. On January 28, 2005, the Board of Directors authorized an increase of 1,000,000 shares available for grant under the plans, subject to stockholder approval within twelve months.  An aggregate of 1,855,000 shares were reserved under the Plans, of which 947,417 shares were available for future grant at April 28, 2005.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN, AS AMENDED

PROPOSAL NO. 3

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                The Audit Committee and the board of directors of the Company believes it appropriate to submit for action by the stockholders of the Company  ratification of the Audit Committee’s selection of Singer, Lewak, Greenbaum & Goldstein, LLP as the independent registered public accounting firm for the Company for the year 2005.  The firm and its predecessors have served as the independent registered public accounting firm for the Company since 2003.  In the Opinion of the Audit Committee of the board of the Company, the reputation, qualification and experience of the firm make appropriate its reappointment for 2005.  A representative of  Singer, Lewak, Greenbaum & Goldstein, LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

Adoption by Stockholders

                The proposal for the ratification of the Audit Committee’s selection of Singer, Lewak, Greenbaum & Goldstein, LLP as the independent registered public accounting firm for 2005 requires for its adoption the favorable vote of the holders of shares of Common Stock representing at least a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

                The board of directors of the Company unanimously recommends a vote FOR the ratification of the Audit Committee’s selection of Singer, Lewak, Greenbaum & Goldstein, LLP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth certain information regarding beneficial ownership of our common stock as of April 15, 2005 by (i) each person who “beneficially” owns more than 5% of all outstanding shares of our common stock, (ii) each director and the executive officer identified above, and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount of Common Stock and Nature of Beneficial Owner	Percent of Class of Common Stock(1)
Allon Kohl Family CUB Investors(2)	835,000	9.69%
Bristol Investment Fund(3)	700,000	8.18%
Steve Emerson(4)	834,182	10.00%
Paul Guez(5)	1,020,694	12.29%
SF Capital Partners Ltd.(6)	853,857	10.00%
Zaykowkski Partners, LP(7)	464,900	5.55%
Michael S. Doherty(8) Chairman of the Board	537,816	6.11%
Michael Becich(9) Director	31,075	0.38%
William Dallas(10) Director	251,861	3.03%
Allon Guez(11) Director	32,500	0.39%
Crosby Haffner(12) Director	287,500	3.37%
Michael Hope(13) Director	76,250	0.91%
Maurizio Vecchione(14) CEO	91,667	1.10%
Barry Hall(15) President and CFO	55,000	0.66%
Jack Zeineh, MD(16) Chief Science Officer	125,000	1.49%
All Officers and Directors as a group(17) (9 persons)	1,488,669	15.66%

*              Represents less than 1%.

(1)                                  The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, and (B) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (Y) the total number of shares of Common Stock outstanding (8,257,214), and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator.

(2)                                  The address of Allon Kohl Family CUB Investors is c/o Stephanie Cohen, 450 North Roxbury Drive, Suite 600, Beverly Hills, CA 90210. Percent of class of Common Stock includes exercisable options/warrants to purchase 357,857 shares of Common Stock within 60 days.

(3)                                  The address of Bristol Investment Fund is 10990 Wilshire Blvd., Suite 1410, Los Angeles, CA 90024. Percent of class of Common Stock includes exercisable options/warrants to purchase 300,000 shares of Common Stock within 60 days.

(4)                                  The address of Steven Emerson is c/o Steven Emerson, 1522 Ensley Avenue, Los Angeles, CA 90024. Percent of class of Common Stock includes exercisable options/warrants to purchase 85,682 shares of Common Stock within 60 days.

(5)                                  The address of Paul Guez is c/o Trestle Holdings, Inc., 199 Technology Drive, Suite 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 45,295 shares of Common Stock within 60 days.

(6)                                  The address of SF Capital Partners Ltd. is c/o Todd Turrall, Stark Offshore Management, LLC, 3600 South Lake Drive, St. Francis, WI 53235. Percent of class of Common Stock includes exercisable options/warrants to purchase 282,428 shares of Common Stock within 60 days.

(7)                                  The address of Zaykowski Partners, LP is c/o Zaykowski Partners, LP, 24 Schermerhorn Street, Brooklyn, NY 11201. Percent of class of Common Stock includes exercisable options/warrants to purchase 119,300 shares of Common Stock within 60 days.

(8)                                  The address of Michael Doherty is c/o Trestle Holdings, Inc., 199 Technology Drive, # 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 537,816 shares of Common Stock within 60 days.

(9)                                  The address of Michael Becich is c/o Trestle Holdings., Inc, 199 Technology Drive, # 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 7,500 shares of Common Stock within 60 days.

(10)                            The address of William Dallas is c/o Trestle Holdings., Inc, 199 Technology Drive, # 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 60,809 shares of Common Stock within 60 days.

(11)                            The address of Allon Guez is c/o Trestle Holdings, Inc., 199 Technology Drive, # 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 32,500 shares of Common Stock within 60 days.

(12)                            The address of Crosby Haffner is c/o Trestle Holdings, Inc, 199 Technology Drive, # 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 262,500 shares of Common Stock within 60 days.

(13)                            The address of Michael Hope is c/o Trestle Holdings, Inc, 199 Technology Drive, # 105, Irvine, California 92618. Percent of class of Common Stock includes exercisable options/warrants to purchase 76,250 shares of Common Stock within 60 days.

(14)                            The address of Maurizio Vecchione is c/o Trestle Holdings, Inc., 199 Technology Drive, # 105, Irvine, California 92618. Mr. Vecchione was appointed Chief Executive Officer in July 2004. Percent of class of

Common Stock includes exercisable options/warrants to purchase 91,667 shares of Common Stock within 60 days.

(15)                            The address of Barry Hall is c/o Trestle Holdings, Inc., 199 Technology Drive, # 105, Irvine, California 92618. Mr. Hall was appointed President and Chief Financial Officer in July 2004. Percent of class of Common Stock includes exercisable options/warrants to purchase 55,000 shares of Common Stock within 60 days.

(16)                            The address of Jack Zeineh, MD is c/o Trestle Holdings, Inc., 199 Technology Drive, # 105, Irvine, California 92618. Dr. Zeineh was appointed Chief Science Officer in May 2003. Percent of class of Common Stock includes exercisable options/warrants to purchase 125,000 shares of Common Stock within 60 days.

(17)                            Includes the beneficial ownership of Messrs. Doherty, Becich, Dallas, Guez, Haffner, Hope, Vecchione, Hall and Zeineh. The beneficial ownership calculation includes the total number of options/warrants of such persons exercisable within 60 days held by such persons to purchase 1,249,042 shares of common stock. Assuming that none of such persons exercises within 60 days any of such his respective options or warrants, the beneficial ownership of the group is approximately 15.66%.

EXECUTIVE OFFICERS

Name of Nominee	Age	Position(s) with Trestle

Michael S. Doherty	50	Chairman of the Board
Maurizio Vecchione	42	Chief Executive Officer and Director
Jack Zeineh	34	Chief Science Officer
Barry Hall	56	President & Chief Financial Officer and Secretary

Certain information about Jack Zeineh and Barry Hall, executive officers of the Company are set forth below.  Information about Messrs. Doherty and Vecchione is provided above under “Proposal No. 1 Election of Directors.”

JACK ZEINEH, M.D., 34, was appointed Chief Science Officer in May 2003.  Prior to joining the Company, Dr. Zeineh was co-founder of Illumea and the inventor of the MedMicro and MedScan products.  Dr. Zeineh was the Chief Scientific Officer of Trestle Corporation, a subsidiary of Med Diversified, Inc., which filed for Chapter 11 bankruptcy proceedings in November 2002. Dr. Zeineh brings experience in the biomedical industry with a specialty in computer imaging systems and software design.  Dr. Zeineh has published 12 articles on biomedical techniques, including telepathology.  Dr. Zeineh was educated in Biological Sciences at University of California at Irvine and received his medical degree at the University of California at San Diego — School of Medicine.

BARRY HALL, 56, was appointed President and Chief Financial Officer in July 2004.  From April 2003 to July 2004 he was Chief Financial Officer of Microwave Photonics, Inc., a development stage company focusing on technologies in switched distribution and Radio-over-Fiber transmission of wireless signals.  From September 2001 he has served as Managing Director and Chief Financial Officer of Synthetica Holdings LLC, a management consulting firm focusing on high growth, early stage technology companies including Microwave Photonics, Inc.  From July 2000 to September 2001 he was Executive Vice President, Chief Financial Officer of Styleclick, Inc. a provider of imaging and electronic commerce (e-commerce) technologies and services and a subsidiary of InterActive Corporation.  From October 1999 until July 2000 he held the same position at Styleclick.com Inc., one of Styleclick, Inc.’s predecessors.  From May 1998 until August 1999, Mr. Hall was Chief Operating Officer of Interactive Light, Inc., a developer and marketer of digital interactive entertainment systems and platforms.

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with Messrs. Vecchione and Hall that provide for certain compensation and benefits.

The Company entered into an employment agreement with Mr. Vecchione as of May 18, 2004, effective upon the Company’s completion of its private placement in July 2004.  Under this agreement, Mr. Vecchione is entitled to receive an annual salary of $200,000.  In addition, Mr. Vecchione is entitled to participate in employee benefit plans, received a non-qualified stock option to purchase 250,000 shares of the Company’s common stock and a guaranteed annual bonus of $75,000.  Mr. Vecchione is also eligible to receive an annual incentive bonus of up to an additional $125,000 if certain performance targets are achieved.

The Company entered into an employment agreement with Mr. Vecchione as of May 18, 2004, effective upon the Company’s completion of its private placement in July 2004.  Under this agreement, Mr. Hall is entitled to receive an annual salary of $150,000.  In addition, Mr. Hall is entitled to participate in employee benefit plans, received a non-qualified stock option to purchase 150,000 shares of the Company’s common stock and a guaranteed annual bonus of $50,000.  Mr. Hall is also eligible to receive an annual incentive bonus of up to an additional $100,000 if certain performance targets are achieved.

REPORT OF THE AUDIT COMMITTEE

The Company’s management has the primary responsibility for the integrity of the Company’s financial information.  The Company’s independent accountants are responsible for conducting independent audits of the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion on the financial statements based on those audits.  The Audit Committee nominates the independent accountants for approval by the Board and is responsible for overseeing the conduct of the above activities by management and such accountants.

As part of its responsibility, the Audit Committee has met with the Company’s independent accountants to review and discuss the adequacy of the Company’s internal control system, financial reporting procedures and other matters required to be discussed by the Statement of Auditor Standards 61 such as the independent accountant’s judgments as to the quality of the financial statements, changes in the accounting policies and sensitive accounting estimates. The Audit Committee has reviewed and discussed the audited financial statements with management and the Company’s independent accountants.  The Audit Committee preapproved the general scope of the Company’s annual audit and performance of non-audit services by the Company’s accountants and reviewed the fees charged by the independent accountants.  The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants that firm’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statement be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2004.

AUDIT COMMITTEE

Michael Hope (Chairman)
William Dallas

Independent Public Accountants

   Audit Fees

                The aggregate fees billed by Singer, Lewak, Greenbaum & Goldstein, LLP for the audit of the Company’s consolidated financial statements for the years ended December 31, 2003 and 2004, the reviews of the quarterly reports on Form 10-QSB for the same fiscal years and statutory and regulatory filings were $146,000 for 2003 and $78,000 for 2004.

   Audit-Related Fees

                There were no fees billed by Singer, Lewak, Greenbaum & Goldstein, LLP for audit-related services for the years ended December 31, 2003 and 2004.

   Tax Fees

                There were no fees billed by Singer, Lewak, Greenbaum & Goldstein, LLP for tax related services for the years ended December 31, 2003 and 2004.

   All Other Fees

                There were no fees billed by Singer, Lewak, Greenbaum & Goldstein, LLP for other services not described above for the years ended December 31, 2003 and 2004.

                Our Audit Committee Charter provides that the Audit Committee shall pre-approve all services to be provided to the company by Singer, Lewak, Greenbaum & Goldstein, LLP.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

General

The Committee acts on behalf of the Board to examine and implement the general compensation policy of the Company for all executive officers and such other employees of the Company as the Board of Directors may deem appropriate. The Committee reviews the general compensation policy applicable to the Chief Executive Officer (“CEO”) and other executive officers on an annual basis. The Committee administers the Company’s incentive and equity plans, including the 2003 Stock Incentive Plan.

The Company’s policy in compensating its executive officers is intended to attract, motivate and retain these executives.  Consistent with this policy, key executives are eligible to receive, in addition to their base salaries, stock option grants under the 2003 Stock Incentive Plan in amounts determined by the Board of Directors based on recommendations by the Compensation Committee. Stock options have value for these executives only if the price of the Company’s stock increases above the fair market value on the grant date and the executive remains in the Company’s employ for the period required for the shares to vest.  Additional incentive compensation is also considered by the Committee based on individual performance and the achievement of short term goals.

The base salary, incentive compensation and stock option grants of the executive officers are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company’s corporate goals. To this end, the Committee attempts to compare the compensation of the Company’s CEO and other executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

Compensation of Executive Officers

During the fiscal year that ended on December 31, 2004, the Company’s executive compensation program was comprised of the following key components:  base salary, annual bonus, and equity-based incentives.

Base Salary.  The Company sets the base salaries of its executives at levels believed to be consistent with comparably sized companies engaged in similar industries.

Equity-Based Incentive Compensation.  Stock options are an important component of the total compensation of executives.  The Company believes that stock options align the interests of each executive with those of the stockholders.  They also provide executives a significant, long-term interest in the Company’s success and help retain key executives in a competitive market for executive talent.  The Company’s 2003 Stock Incentive Plan authorizes the Committee to grant stock options to executives.  The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executives in the Company.  The option grants generally utilize  a two to four-year vesting period to encourage executives to continue contributing to the Company, and they expire not later than ten years from the date of grant.

Compensation of the Chief Executive Officer

The Company’s compensation for the CEO includes the same elements as the compensation for the Company’s other executive officers.  The Compensation Committee establishes the CEO’s base compensation, performance targets, bonuses and awards stock or option grants, if any, and evaluates the performance of the CEO with the input of the Company’s Chairman.  In May 2004, the Compensation Committee approved the employment agreement of Mr. Vecchione.  In determining the terms of his agreement, the Compensation Committee considered a number of factors and criteria, including Mr. Vecchione’s experience with emerging technology companies, as well as his past business accomplishments, leadership abilities, vision, and reputation, and the anticipated future needs of the Company.  The Compensation Committee also reviewed the compensation data for similar positions. The Compensation Committee exercised its discretion and judgment based on the above factors and no specific formula was applied to determine the weight or importance of any factor.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million, the Compensation Committee believes that this section will not affect the tax deductions available to the Company. It will be the Compensation Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

COMPENSATION COMMITTEE

William Dallas (Chairman)
Michael Hope

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

No Compensation committee interlocks existed during 2004.

EXECUTIVE COMPENSATION

                The following table and related footnotes show the compensation paid during the fiscal years ended December 31, 2004, 2003, and 2002, to the Company’s principal executive officer and each of the other executive officers serving during the year ended December 31, 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation						Long Term Compensation
Name and Principal Position(2)	Year	Salary		Bonus		Other Annual Compensation		Awards of Stock, Options and Warrants
Michael Doherty Chairman of the Board	2004	$50,000	(1)	$150,000	(1)	$151,386	(1)	10,000	(1)
	2003	N/A		N/A		46,700	(1)	521,066	(1)
Maurizio Vecchione Chief Executive Officer	2004	$91,666		$34,375		$35,912	(2)	250,000	(2)
Barry Hall President and Chief Financial Officer	2004	$68,750		$22,913		$35,912	(2)	150,000	(2)
Jack Zeineh Chief Science Officer	2004	$200,000		N/A		N/A		N/A
	2003	$123,000		N/A		N/A		187,500
Crosby Haffner Interim President	2004	$130,000		N/A		N/A	(3)	52,500	(3)
	2003	$40,000		N/A		N/A	(3)	112,500	(3)
Gary Freeman Chief Financial Officer	2004	$69,000		N/A		N/A	(3)	N/A	(3)
	2003	$164,000		N/A		N/A	(3)	35,000	(3)

(1)                                  For 2004 this represents $50,000 for chairman services, $150,000 in bonus compensation, $51,286 for Doherty & Co. services and expenses, $80,100 in estimated fair market value of office space and parking provided at no cost and $20,000 for board compensation. For 2003 this represents $20,000 in board compensation and $26,700 estimated fair market value of office space and parking provided at no cost.

(2)                                  Maurizio Vecchione was appointed as Chief Executive Officer and Barry Hall was appointed as President, Chief Financial Officer and Secretary in July 2004. Maurizio Vecchione and Barry Hall are principals in Synthetica, Ltd which provided consulting services to the company from May 15, 2004 to July15, 2004. During that time Synthetica was paid $35,913 in fees and expenses reimbursement.

(3)                                  On January 15, 2003, the Board of Directors of the Company authorized the creation of the Office of the President to provide for a smooth transition from previous management of the Company. The Office of the President was created to provide general supervision, direction and control of the Company. Gary Freeman and two other former executives were appointed to serve in the Office of the President.

OPTION AND WARRANT GRANTS IN LAST FISCAL YEAR

                The following table and related footnotes set forth the number of securities underlying options and warrants granted in the last fiscal year (2004) and held by the Company’s Executive Officers.

Name	Number of Securities Underlying Options and Warrants Granted	Percent of Total Options and Warrants Granted in Fiscal Year	Exercise or Base Price($/Share)	Expiration Date
Michael Doherty	10,000	0.35%	$4.50	1/8/2014
	45,000	1.55	$3.60	4/4/2009
Crosby Haffner	7,500	0.26%	$2.60	7/1/2009
Gary Freeman	0	N/A	N/A	N/A
Barry Hall	150,000	5.16%	$2.50	7/15/2012
Maurizio Vecchione	250,000	8.61%	$2.50	7/15/2012

AGGREGATED OPTION AND WARRANT EXERCISES IN THE LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION AND WARRANT VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options and Warrants at 12/31/04	Value of Unexercised In-the-Money Options and Warrants at 12/31/04
Michael Doherty	0	N/A	531,066	687,017
Crosby Haffner	0	N/A	165,000	50,000
Gary Freeman	0	N/A	35,000	48,300
Barry Hall	0	N/A	150,000	0
Maurizio Vecchione	0	N/A	250,000	0
Jack Zeineh	0	N/A	187,500	279,375

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements with Messrs. Vecchione and Hall that provide for certain compensation and benefits.

The Company entered into an employment agreement with Mr. Vecchione as of May 18, 2004, effective upon the Company’s completion of its private placement in July 2004.  Under this agreement, Mr. Vecchione is entitled to receive an annual salary of $200,000.  In addition, Mr. Vecchione is entitled to participate in employee benefit plans, received a non-qualified stock option to purchase 250,000 shares of the Company’s common stock and a guaranteed annual bonus of $75,000.  Mr. Vecchione is also eligible to receive an annual incentive bonus of up to an additional $25,000 if certain performance targets are achieved.

The Company entered into an employment agreement with Mr. Hall as of May 18, 2004, effective upon the Company’s completion of its private placement in July 2004.  Under this agreement, Mr. Hall is entitled to receive an annual salary of $150,000.  In addition, Mr. Hall is entitled to participate in employee benefit plans, received a non-qualified stock option to purchase 150,000 shares of the Company’s common stock and a guaranteed annual bonus of $50,000.  Mr. Hall is also eligible to receive an annual incentive bonus of up to an additional $25,000 if certain performance targets are achieved.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                Other than as listed below, we have not been a party to any significant transactions, proposed transactions, or series of transactions, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

                As a result of the close of the acquisition of the assets of Old Trestle, as additional compensation for their respective consulting services, we granted to Michael Doherty, our Chairman, and David Weiner, one of our Co-Presidents at the time of the close of that transaction, warrants to purchase a number of shares of our common stock equal to 2.5% and 1%, respectively, of our issued and outstanding common stock on a fully diluted basis, as may be adjusted from time to time based on their respective anti-dilution provisions, each at an exercise price of $1.00 per share. Those warrants become exercisable on May 20, 2004. Mr. Weiner also received a lump sum payment of $50,000 on the close of that transaction.

                Additionally, on September 26, 2003, we granted to Michael Doherty, our Chairman, warrants to purchase 406,714 shares of our common stock at an exercise price of $0.62 per share. Fifty percent of those warrants become exercisable on May 5, 2004 and the remainder will vest in equal monthly installments on the last day of each month over the following 12 months. On August 19, 2004, the Company granted Mr. Doherty a bonus of $150,000 in recognition for his services. During September 2004, the Company entered into an agreement to retain Mr. Doherty’s services as Chairman and to pay Mr. Doherty $10,000 per month for ten months starting August 1, 2004.

                Certain employees and directors of the Company are affiliated with Doherty & Company, LLC. Michael Doherty, the Chairman of the Company, is the president and controlling member of Doherty & Company, LLC. Crosby Haffner, a director of the Company and formerly the Company’s Interim President, is a Managing Director of Doherty & Company, LLC. Brandon Rockow, a full time employee of the Company who provides support for the Company’s financing, industry research, mergers and acquisitions, and investor relations activities, also maintains his securities license at and consults on specific projects to Doherty & Company, LLC. Tina Maddela, a part time employee of the Company who provides assistance to Roger Burlage, the Company’s former Chairman and Chief Executive Officer, pursuant to Mr. Burlage’s employment contract with the Company, is also a part time employee of Doherty & Company, LLC.

                Effective September 1, 2004, the Company entered into an agreement to pay Doherty & Company, LLC $10,000 per month for financial advisory services requested from time to time by the Company. Pursuant to this agreement Doherty & Company, LLC provides the Company with various financial advisory services, including but not limited to consulting with respect to proposed financings, advising the Company on potential mergers and acquisitions, and providing the Company with investor relations services. This agreement may be terminated at any time by either party. Prior to this agreement, the Company reimbursed Doherty & Company, LLC $11,250 for overhead incurred in providing administrative services to the Company in connection with the private placement transaction completed by the Company in July 2004. In addition, pursuant to the agreements governing Mr. Doherty’s services as Chairman to the Company, Mr. Doherty is entitled to use up to 3,500 square feet of office space, at the Company’s expense, in the Company’s Los Angeles office, in connection with his services as Chairman and other activities. A portion of such space is being used by Doherty & Company, LLC.

                Pursuant to a consulting agreement with our company, our Company paid consulting fees in the amount of $170,000 from November 1, 2003 to July 15, 2004, to Crosby Haffner, who then served as the Company’s Interim

President. As compensation for his services as the Company’s Interim President, we granted to Mr. Haffner 115,000 warrants with exercise prices between $2.60 and $5.40 per share.

                Maurizio Vecchione and Barry Hall are principals in Synthetica, Ltd which provided consulting services to the company from May 15, 2004 to July 15, 2004. During that time Synthetica was paid $35,913 in fees and expense reimbursement.

                Our Company incurred consulting fees and tax return preparation expenses in the amount of $69,000 and $184,000 during the years ended December 31, 2004 and 2003, respectively. The consulting fees and tax return preparation expenses were charged by Kellogg & Andelson, a Southern California based public accounting firm. Gary Freeman, our former Chief Financial Officer, is currently a Vice President and director of Kellogg & Andelson.

STOCK PERFORMANCE GRAPH

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.  Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2004 were reported on a timely basis.

HOUSEHOLDING INFORMATION

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports.  This means that only one Proxy Statement and set of accompanying materials is being delivered to multiple security holders sharing an address.  We will deliver, promptly upon written or oral request, a separate copy of the Proxy Statement and accompanying materials to a security holder at a shared address to which a single copy of the documents was delivered. A security holder who wishes to receive a separate copy of the Proxy Statement and accompanying materials now or in the future, or security holders sharing an address who are receiving multiple copies of proxy materials and wish to receive a single copy of such materials, should submit a written request to Investor Relations, Trestle Holdings, Inc., 199 Technology Drive #105, Irvine, CA or call (949) 673-1907.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the Meeting, please complete, date, sign and promptly return the accompanying Proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

BARRY HALL
Secretary

Dated:  April 29, 2005

Exhibit 1

Trestle Holding, Inc.

Charter

of the

Audit Committee of the Board of Directors

The Board of Directors (the “Board”) of Trestle Holdings, Inc. (the “Company”), hereby confirms the role of the Audit Committee (the “Committee”) to advise the Board with respect to fulfilling its oversight responsibilities relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company.

I.                                         PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company by:

1.                                       reviewing the financial reports and other financial and related information provided by the Company to the Securities and Exchange Commission or the public;

2.                                       reviewing the Company’s system of internal controls regarding finance, accounting, legal compliance and code of business conduct that management and the Board have established;

3.                                       reviewing the Company’s auditing, accounting and financial reporting processes;

4.                                       reviewing and appraising with management the audit efforts of the Company’s independent accountants; and

5.                                       providing an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II.                                     COMPOSITION

The Audit Committee shall be comprised of two or more directors as determined by the Board, one of whom shall be selected by the Board as Chairman.  Members of the Committee shall be non-employee Directors, each of whom shall be a disinterested person within the meaning of Section 10A(m) of the Securities Exchange Act of 1934, as from time to time amended (the “Exchange Act”), Rule 10A-3 there under and Rule 16b-3(c)(2) under the Exchange Act, an “independent director” as defined in Rule 4350 of the National Association of Securities Dealers, Inc., and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations there under.  The members of the Audit Committee shall meet the experience requirements of the Exchange Act and each stock exchange on which the Company’s common stock may from time to time be traded.  The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.  Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.                                 MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently  as circumstances dictate.  As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the internal auditing department and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.                                RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Document/Reports Review

1.                                       Review and reassess, at least annually, the adequacy of this Charter.  Make recommendations to the Board, as conditions dictate, to update this Charter.

2.                                       Review with management and independent accountants the Company’s annual financial statements included in the Form 10-KSB prior to its filing and prior to the release of earnings, including major issues regarding accounting and auditing principles and practices as well as the adequacy of the Company’s internal controls that could significantly affect the Company’s financial statements.  Discuss with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61, as amended.

3.                                       Review with management and the independent accountants the Company’s quarterly financial statements included in the Form 10-QSB prior to its filing and prior to the release of earnings.  The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.                                       Review with the independent accountants the recommendations included in their management letter, if any, and their observations regarding the Company’s financial and accounting procedures.  On the basis of this review make recommendations to the Board for any changes that seem appropriate.  Review any changes required in the planned scope of the audit and the internal auditing department’s responsibilities, budget and staffing.

Independent Accountants

5.                                       Review the performance of the independent accountants and make all determinations regarding the appointment or termination of the independent accountants.  The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.  The independent accountants are ultimately accountable and shall report directly to the Committee for such accountant’s review of the financial statements and internal controls for the Company.  The fees to be paid to the independent accountants for auditing and non-auditing activities shall be reviewed and approved by the Committee.  On an annual basis, the Committee shall review and discuss with the accountants all significant relationships that the accountants have with the Company to determine the accountants’ independence.

6.                                       Oversee independence of the accountants by:

•                  receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard 1;

•                  reviewing, and discussing, with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

•                  take necessary action to satisfy itself of the accountants’ independence.

7.                                       Pre-approve all auditing and non-auditing services to be provided by the accountants to the Company.  Non-auditing services need not be pre-approved if:

•                  amounts for all non-audit services aggregate less than five percent of the amounts paid for audit services during the fiscal year; and

•                  the non-audit services were not believed to be non-audit services at the time of engaging the services; and

•                  such non-audit services are brought to the attention of the Committee and approved by the Committee prior to completion of the audit for the fiscal year; and

Financial Reporting Process

8.                                       In consultation with management and the independent accountants review the integrity of the Company’s financial reporting processes, both internal and external.

9.                                       Establish regular systems of reporting to the Audit Committee by management and the independent accountants regarding any significant financial reporting issues and judgments made in connection with management’s preparation of the financial statements and any significant difficulties encountered by the independent accountants during the course of its review or audit, including any restrictions on the scope of work or access to required information.

10.                                 Review and resolve any disagreement among management and the independent accountants in connection with the preparation of the financial statements.

11.                                 Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.  Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

12.                                 Meet with the independent accountants prior to the annual audit to review the planning and staffing of the audit.

13.                                 Meet periodically with management to review the Company’s major financial risk exposures and steps management has taken to monitor and control such exposures.

Legal Compliance/General

14.                                 Review, at least on an annual basis, with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements, the Company’s compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

15.                                 Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including means for confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.                                 Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

17.                                 Review the appointment and replacement of internal auditing personnel, review reports to management prepared by the internal auditing department and management’ s responses, and review cooperation of the internal auditing department with the independent auditors.

18.                                 Retain independent counsel and other advisers the Committee deems necessary to carry out its duties.

19.                                 Report through its Chairperson to the Board following meetings of the Audit Committee.

20.                                 Maintain minutes or other records of meeting and activities of the Audit Committee.

Following receipt of any reports of the Committee based upon reviews undertaken pursuant to the provisions hereof and recommendations in connection therewith, the Board may accept, reject or modify such reports or recommendations.  Nothing herein contained shall prevent the Board from taking action with respect to the matters described herein without such matters having first been considered by the Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent accountants.

Annex A

AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN, AS AMMENDED

  GENERAL PURPOSE OF PLAN

The name of this plan is the Amended and Restated 2003 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to enable Trestle Holdings, Inc., a Delaware corporation (the “Company”), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

  DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Administrator” shall have the meaning as set forth in Section 3.1, hereof.

“Board” means the Board of Directors of the Company.

“Cause” means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement.  For purposes of this Plan, the existence of Cause shall be determined in accordance with applicable law.

“Change in Control” shall mean:

(1)           The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

(2)           The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee of the Board designated by the Board to administer the Plan.

“Company” means Trestle Holdings, Inc., a corporation organized under the laws of the State of Delaware (or any successor corporation).

“Consultant” means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Date of Grant” means the date on which the Administrator adopts a resolution expressly granting a Stock Option to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

“Director” means a member of the Board.

“Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3).  The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator.

“Eligible Person” means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

“Employee” shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

“Exercise Price” shall have the meaning set forth in Section 6.3.1 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of a share of Stock, determined as follows:  (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

“ISO” means a Stock Option intended to qualify as an “incentive stock option” as that term is defined in Section 422(b) of the Code.

“Non-Employee Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule l6b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

“Non-Qualified Stock Option” means a Stock Option not described in Section 422(b) of the Code.

“Optionee” means a Participant who is granted a Stock Option pursuant to the Plan.

“Outside Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the

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total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means any Eligible Person selected by the Administrator, pursuant to the Administrator’s authority in Section 3, to receive grants of Stock Options.

“Plan” means this Amended and Restated 2003 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

“Service” shall mean service as an Employee, Director or Consultant.

“Stock” means Common Stock of the Company.

“Stock Option” or “Option” means an option to purchase shares of Stock granted pursuant to Section 6.

“Stock Option Agreement” shall have the meaning set forth in Section 6.1.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction.  In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity.  In making the determination of ownership by the shareholders of a entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded.  Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

“Ten Percent Shareholder” means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

  ADMINISTRATION

Administrator.  The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the “Administrator”).

Powers in General.  The Administrator shall have the power and authority to grant Stock Options to Eligible Persons pursuant to the terms of the Plan.

Specific Powers.  In particular, the Administrator shall have the authority:  (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Stock Options are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Stock Options shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Stock Option; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the Exercise Price, medium of payment, and vesting provisions, and to specify the provisions of the Stock Option Agreement relating to such grant or sale; (ix) to amend

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any outstanding Stock Options for the purpose of modifying the time or manner of vesting, or the Exercise Price, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

The Committee.  The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company’s Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board.  From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefore, and fill vacancies, however caused, in the Committee.  The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board.  Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.  During any period of time during which the Company’s Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

Indemnification.  In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

  STOCK SUBJECT TO THE PLAN

Stock Subject to the Plan.  Subject to adjustment as provided in Section 8, 1,750,000 shares of Common Stock shall be reserved and available for issuance under the Plan.   Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Basic Limitation.  The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 325,000 shares.  The number of shares that are subject to Stock Options under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan.  The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

Additional shares.  In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be

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available for the purposes of the Plan.  In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of first refusal, such shares shall again be available for the purposes of the Plan.

  ELIGIBILITY

Eligible Persons who are selected by the Administrator shall be eligible to be granted Stock Options hereunder subject to limitations set forth in this Plan; provided, however, that only Employees shall be eligible to be granted ISOs hereunder.

  TERMS AND CONDITIONS OF OPTIONS.

Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the “Stock Option Agreement”).  Such Option shall be subject to all applicable terms and conditions of the Plan, subject to all applicable law and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

Number of shares.  Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8, hereof.  The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

Exercise Price.

(a)   In General.  Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the “Exercise Price”), which shall, with respect to ISOs, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant.  In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; provided, however, that the Exercise Price shall be no 1ess than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

(b)   Ten Percent Shareholder.  A Ten Percent Shareholder shall not be eligible for designation as an Optionee, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a share of Stock on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a share of Stock on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

(c)   Non-Applicability.  The Exercise Price restriction applicable to Non-Qualified Stock Options required by Section 6.3.1 shall be inoperative if (i) the shares to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

(d)   Payment.  The Exercise Price shall be payable in a form described in Section 7 hereof.

Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

Exercisability.  Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable.  In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the

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Date of Grant until such time as when the Company’s securities become publicly traded.  Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

Term.  The Stock Option Agreement shall specify the term of the Option.  No Option shall be exercised after the expiration of ten years after the date the Option is granted.  In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted.  Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee’s Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee’s Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee’s Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination.  The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii).  Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

Leaves of Absence.  For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence.  To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price.  Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control) and provide that upon the exercise of such Option, the Optionee shall receive shares of restricted Stock subject to a Right of Refusal (as hereinafter defined).  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.  However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee’s obligations under such Option.

  PAYMENT; RESTRICTIONS

General Rule.  The entire Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “cashless exercise”), (ii) by paying all or a portion of the Exercise Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Stock with respect to which such Option or portion thereof is thereby exercised (a “stock-for-stock exercise”) or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an “attestation exercise”).

Withholding Payment.  The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option.  The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as

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the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee (“Stock withholding”); or (iv) a combination of one or more of the foregoing payment methods.  Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan.  The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

Services Rendered.  At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

Promissory Note.  To the extent that a Stock Option Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; provided, however, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction.  However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents.  The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon.  The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code.  Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.  Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

Exercise/Pledge.  To the extent that a Stock Option Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

Written Notice.  The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

No Transferability.  Except as provided herein, a Participant may not assign, sell or transfer Stock Options, in whole or in part, other than by will or by operation of the laws of descent and distribution.

(e)   Permitted Transfer of Non-Qualified Option.  The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows:  (i) by gift to a member of the Participant’s immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a “Permitted Transferee”).  For purposes of this Section 7.7.1, “immediate family” shall mean the Optionee’ s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

(f)    Conditions of Permitted Transfer.  A transfer permitted under this Section 7.7 hereof may be made only upon written notice to and approval thereof by Administrator.  A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution.  A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

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  ADJUSTMENTS

Effect of Certain Changes.

(g)   Stock Dividends, Splits, Etc.  If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Stock Options, (ii) the number of shares of Stock covered by outstanding Stock Options and (iii) the Exercise Price of any Stock Option, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

(h)   Liquidation, Dissolution, Merger or Consolidation.  In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 90% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for:  (i) the continuation of outstanding Stock Options by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Stock Options by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Stock Options with substantially the same terms for such outstanding Stock Options; or (iv) the cancellation of such outstanding Stock Options without payment of any consideration, provided that if such Stock Options would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Stock Options in whole or in part without regard to any vesting provisions in the Stock Option Agreement.

(i)    Further Adjustments.  Subject to Section 8.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Stock Options.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Stock Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees.  The Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

(j)    Par Value Changes.  In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be “Stock” within the meaning of the Plan.

Decision of Administrator Final.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

No Other Rights.  Except as hereinbefore expressly provided in this Section 8, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 8.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 8, none of the foregoing events

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shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Stock Options.  The grant of a Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

  AMENDMENT AND TERMINATION

The Board may amend, suspend or terminate the Plan at any time and for any reason.  At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

  GENERAL PROVISIONS

General Restrictions.

(k)   No View to Distribute.  The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof.  The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

(l)    Legends.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(m)  No Rights as Shareholder.  Except as specifically provided in this Plan, a Participant or a transferee of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Options until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 8.1, hereof.

Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

Regulatory Matters.  Each Stock Option Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

Recapitalizations.  Each Stock Option Agreement shall contain provisions required to reflect the provisions of Section 8.

Delivery.  Upon exercise of a Stock Option granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter.  Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

9

Other Provisions.  The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Stock Options, as the Administrator may deem advisable.

  INFORMATION TO PARTICIPANTS

To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

  EFFECTIVE DATE OF PLAN

The effective date of this Plan is August 29, 2003.  The adoption of the Plan is subject to approval by the Company’s shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board.  In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

  TERM OF PLAN

The Plan shall terminate automatically on August 29, 2013, but no later than prior to the 10th anniversary of the effective date.  No Stock Option shall be granted pursuant to the Plan after such date, but Stock Options theretofore granted may extend beyond that date.  The Plan may be terminated on any earlier date pursuant to Section 9 hereof.

  EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of January 28, 2005.

TRESTLE HOLDINGS, INC.

By:	/S/ Barry Hall
Its: President, Chief Financial Officer and Secretary

10

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF TRESTLE HOLDINGS, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Trestle Holdings, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 24,2005, and hereby appoints Michael S. Doherty and Maurizio Vecchione, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Trestle Holdings, Inc. to be held on June 16, 2005 at 2:00 p.m. local time, at 11835 W. Olympic Blvd, Suite 550, Los Angeles, CA 90064, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

The Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the Election of Directors in the manner described in the Proxy Statement, (2) FOR the proposal to approve the Amended and Restated 2003 Stock Incentive Plan, as amended.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

FOLD AND DETACH HERE

Please mark votes as in
this example ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTORS AND PROPOSALS 2 and 3.

1.                                       Election of the seven directors nominated by the Board of Directors.
☐  For all nominees listed below                       ☐  Withhold Authority
(except as indicated)

Michael J. Becich

William D. Dallas

Michael S. Doherty

Allon Guez

Michael S. Hope

Crosby Haffner

Maurizio Vecchione

(To withhold authority to vote for any individual nominee or nominees write such nominee’s or nominees’ name in the space provided below)

2.             Approval of the Amended and Restated 2003 Stock Incentive Plan, as amended.

☐ For	☐ Against	☐ Abstain

and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

3.             The ratification of the Audit Committee’s selection of Singer, Lewak, Greenbaum & Goldstein, LLP as the independent registered accounting firm for 2005.

☐ For	☐ Against	☐ Abstain

and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

SIGNATURE(S)

DATE

Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
USING THE ENCLOSED ENVELOPE.

— Fold and Detach Here —